                           TOUCHSTONE STRATEGIC TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                               September 10, 2002
                            Amended Ocotber 22, 2002

                              SMALL CAP GROWTH FUND



This Statement of Additional Information is not a prospectus. It should be read together with the Fund's Prospectus dated September 10, 2002. You may receive a copy of the Fund's Prospectus by writing the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 362-4921.

                       STATEMENT OF ADDITIONAL INFORMATION

                           TOUCHSTONE STRATEGIC TRUST
                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202

                                TABLE OF CONTENTS
                                                                            PAGE

THE TRUST ......................................................................

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS ..................................

INVESTMENT RESTRICTIONS ........................................................

TRUSTEES AND OFFICERS ..........................................................

THE INVESTMENT ADVISOR AND SUB-ADVISORS ........................................

THE DISTRIBUTOR ................................................................

DISTRIBUTION PLANS .............................................................

SECURITIES TRANSACTIONS ........................................................

PORTFOLIO TURNOVER .............................................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ...........................

CHOOSING A SHARE CLASS .........................................................

OTHER PURCHASE INFORMATION .....................................................

TAXES ..........................................................................

REDEMPTION IN KIND .............................................................

PERFORMANCE INFORMATION ........................................................

CUSTODIAN ......................................................................

AUDITORS .......................................................................

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT ..................................

APPENDIX .......................................................................

THE TRUST
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Touchstone Strategic Trust (the "Trust"), formerly Countrywide Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers seven series of shares to investors: the Small Cap Growth Fund, the Large Cap Growth Fund, the Growth Opportunities Fund, the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund. This Statement of Additional Information contains information about the Small Cap Growth Fund (the "Fund"). Information about the other funds in the Trust is contained in a separate Statement of Additional Information. The Fund has its own investment goal and policies.

Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares and Class C shares of the Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and
(iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

The Fund has its own investment goal, strategies and related risks. There can be no assurance that the Fund's investment goal will be met. The investment goal and practices of the Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in the Fund's investment goal, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The investment restrictions of the Fund are fundamental and can only be changed by vote of a majority of its outstanding shares.

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Strategies and Risks") appears below:

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Fund Sub-Advisors will monitor the liquidity of Rule 144A securities in the Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisors will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and
(4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the Fund Sub-Advisors, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Fund Sub-Advisors, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline as the Fund's illiquidity could increase and the Fund could be adversely affected.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Fund Sub-Advisors believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including
Section 4(2) commercial paper, as determined by a Fund Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

EMERGING MARKET COUNTRIES. Emerging market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Ireland, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. When the Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES. The Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, ADSS, EDRS AND CDRS. ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary
Receipts ("CDRs"), may also be purchased by the Fund. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

The Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When the Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When the Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Fund has adopted certain other nonfundamental policies concerning option transactions that are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

OPTIONS ON STOCKS. The Fund may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option whereby the Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, the Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if a Fund Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Fund Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, a Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When the Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by the Fund of
options  on  security   indexes  will  be  subject  to  the  Fund Sub-Advisor's
ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. The Fund may purchase and write put and call options on securities indexes listed on domestic and foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when its Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, debentures and U.S. Government securities. The market value of fixed-income obligations of the Fund will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investors Services, Inc.("Moody's") and Fitch Ratings are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest more than 15% of its net assets in time deposits maturing in more than seven days.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

BORROWING AND LENDING

BORROWING. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge its assets to secure such borrowings. The 1940 Act requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of current operating policy, the Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. This operating policy is not fundamental and may be changed by the Board without shareholder approval.

LENDING. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into interest rate or currency swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund's other illiquid securities, to 15% of the Fund's net assets.

WHEN-ISSUED   AND   DELAYED-DELIVERY   SECURITIES.   To  secure   prices  deemed
advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will enter into repurchase agreements that are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Fund's Sub-Advisor believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

The Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with its custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM TRADING. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs.

DERIVATIVES. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund's Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

INITIAL PUBLIC OFFERINGS ("IPOS"). An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased Fund expenses, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product.

INVESTMENT RESTRICTIONS
-----------------------

The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE FUND ARE:

     1. BORROWING MONEY. The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     2. UNDERWRITING. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

     3. LOANS. The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

     4. REAL ESTATE. The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

     5. COMMODITIES. The Fund will not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

     6. CONCENTRATION OF INVESTMENTS. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. SENIOR SECURITIES. The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

THE FOLLOWING INVESTMENT LIMITATIONS FOR THE FUND ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     1. SENIOR SECURITIES. The following activities will not be considered to be issuing senior securities with respect to the Fund:
          1. Collateral arrangements in connection with any type of option, futures contract, forward contract or swap.
          2. Collateral arrangements in connection with initial and variation margin.
          3. A pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.
          4. A pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     2. 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of small cap companies. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Family of Funds and other directorships held.

------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES1:
------------------------------------------------------------------------------------------------------------------------------

         NAME            POSITION(S)    TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST 5                        OTHER
        ADDRESS           HELD WITH     OFFICE2                      YEARS                       NUMBER       DIRECTORSHIPS
          AGE               TRUST         AND                                                   OF FUNDS          HELD4
                                         LENGTH                                                 OVERSEEN
                                        OF TIME                                                  IN THE
                                         SERVED                                                TOUCHSTONE
                                                                                                FAMILY3
------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee and   Until        President and a director of IFS                32       Director of
Touchstone               President     retirement   Financial Services, Inc. (a holding                     LaRosa's (a
Advisors, Inc.                         at age 75    company), Touchstone Advisors, Inc. (the                restaurant chain).
221 East Fourth Street                 or until     Trust's investment advisor) and
Cincinnati, OH                         she          Touchstone Securities, Inc. (the Trust's
Age: 47                                resigns or   distributor).  She is Senior Vice
                                       is           President of The Western and Southern
                                       removed      Life Insurance Company and a director of
                                                    Capital Analysts Incorporated (a
                                       Trustee      registered investment advisor and
                                       since 1999   broker-dealer), Integrated Fund
                                                    Services, Inc. (the Trust's
                                                    administrator and transfer agent) and
                                                    IFS Fund Distributors, Inc. (a
                                                    registered broker-dealer). She is also
                                                    President and a director of IFS Agency
                                                    Services, Inc. (an insurance agency),
                                                    IFS Insurance Agency, Inc. and Fort
                                                    Washington Brokerage Services, Inc. (a
                                                    registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee       Until        Chairman of the Board, President and           32       Director of The
The Western and                        retirement   Chief Executive Officer of The Western                  Andersons Inc. (an
Southern Life Insurance                at age 75    and Southern Life Insurance Company and                 agribusiness and
Company                                or until     Western-Southern Life Assurance                         retailing company),
400 Broadway                           he resigns   Company; Director and Vice Chairman of                  Convergys Corporation
Cincinnati, OH                         or is        Columbus Life Insurance Company;                        (a provider of
Age: 53                                removed      Director of Eagle Realty Group, Inc.,                   integrated billing
                                                    Chairman of Fort Washington                             solutions, customer care
                                       Trustee      Investment Advisors, Inc.                               services and employee
                                       since 2002                                                           care services) and
                                                                                                            Fifth Third Bancorp.

------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II  Trustee         Until        Retired Senior Partner of Frost Brown          32       Director of
5155 Ivyfarm Road                      retirement   Todd LLC (a law firm).                                  Consolidated
Cincinnati, OH                         in 2005 or                                                           Health Services,
Age: 74                                until he                                                             Inc.
                                       resigns or
                                       is
                                       removed

                                       Trustee
                                       Since 2000
------------------------------------------------------------------------------------------------------------------------------
William O. Coleman       Trustee       Until        Retired Vice President of The Procter &        32       Director of
c/o Touchstone                         retirement   Gamble Company.  A Trustee of The                       LCA-Vision (a
Advisors, Inc.                         at age 75    Procter & Gamble Profit Sharing Plan and                laser vision
221 East Fourth Street                 or until     the Procter & Gamble Employee Stock                     correction
Cincinnati, OH                         he resigns   Ownership Plan.                                         company).
Age: 73                                or is
                                       removed

                                       Trustee
                                       since 1999
------------------------------------------------------------------------------------------------------------------------------

                                       23

------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee       Until        President and Chief Executive Officer of        32      Director of the
105 East Fourth Street                 retirement   Cox Financial Corp. (a financial                        Federal Reserve
Cincinnati, OH                         at age 75    services company).                                      Bank of Cleveland;
Age: 54                                or until                                                             Broadwing, Inc. (a
                                       he resigns                                                           communications
                                       or is                                                                company); and
                                       removed.                                                             Cinergy
                                                                                                            Corporation (a
                                       Trustee                                                              utility company).
                                       since 1999.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee       Until        Principal of HJL Enterprises (a                32      None
4700 Smith Road                        retirement   privately held investment company);
Cincinnati, OH                         at age 75    Chairman of Crane Electronics, Inc. (a
Age: 64                                or until     manufacturer of electronic connectors).
                                       he resigns
                                       or is
                                       removed.

                                       Trustee
                                       since 1989.
------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson       Trustee       Until        President of Orchem, Inc. (a chemical          32      Director of
621 Tusculum  Avenue                   retirement   specialties distributor), Orpack Stone                 Countrywide Credit
Cincinnati, OH                         at age 75    Corporation (a corrugated box                          Industries, Inc.
Age: 63                                or until     manufacturer) and ORDMS (a solution
                                       he resigns   planning firm).
                                       or is
                                       removed.

                                       Trustee
                                       since
                                       1995.
------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee       Until        Retired Partner of KPMG LLP (a certified       32      Trustee of Good
Stautberg                              retirement   public accounting firm).  He is Vice                   Samaritan
4815 Drake Road                        at age 75    President of St. Xavier High School.                   Hospital, Bethesda
Cincinnati, OH                         or until                                                            Hospital and
Age: 68                                he resigns                                                          Tri-Health, Inc.
                                       or is
                                       removed.

                                       Trustee
                                       since 1999.
------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor and Touchstone Securities, Inc., the Trust's distributor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., and Chairman of Fort Washington Investment Advisors, Inc., the Trust's sub-advisor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he sooner dies, resigns or is removed.

3 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable Series Trust.

4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------

         NAME            POSITION(S)    TERM OF      PRINCIPAL OCCUPATION(S) DURING PAST 5                        OTHER
        ADDRESS           HELD WITH      OFFICE                      YEARS                       NUMBER       DIRECTORSHIPS
          AGE              TRUST1         AND                                                   OF FUNDS          HELD
                                         LENGTH                                                 OVERSEEN
                                        OF TIME                                                  IN THE
                                         SERVED                                                TOUCHSTONE
                                                                                                FAMILY2
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         President     Until she    See table above                                32        See table above
Touchstone                             sooner
Advisors, Inc.                         dies,
221 East Fourth                        resigns,
Street                                 is
Cincinnati, OH                         removed
Age: 47                                or
                                       becomes
                                       disqualified

                                       President
                                       since
                                       2000
------------------------------------------------------------------------------------------------------------------------------
Maryellen Peretzky       Vice          Until she    Senior Vice President and Secretary of         32           None
Touchstone               President     sooner       Fort Washington Brokerage Services,
Advisors, Inc.                         dies,        Inc., Integrated Fund Services, Inc.
221 East Fourth                        resigns,     and IFS Fund Distributors, Inc. She is
Street                                 is           Assistant Secretary of Fort Washington
Cincinnati, OH                         removed      Investment Advisors, Inc.
Age: 50                                or
                                       becomes
                                       disqualified

                                       Vice
                                       President
                                       since
                                       1998
------------------------------------------------------------------------------------------------------------------------------
Terrie A.                Controller    Until she    Senior Vice President, Chief Financial         32           None
Wiedenheft                             sooner       Officer and Treasurer of Integrated
Touchstone                             dies,        Fund Services, Inc., IFS Fund
Advisors, Inc.                         resigns,     Distributors, Inc. and Fort Washington
221 East Fourth                        is           Brokerage Services, Inc. She is Chief
Street                                 removed      Financial Officer of IFS Financial
Cincinnati, OH                         or           Services, Inc., Touchstone Advisors,
Age: 40                                becomes      Inc. and Touchstone Securities, Inc.
                                       disqualified and Assistant Treasurer of Fort
                                                    Washington Investment Advisors, Inc.
                                       Controller
                                       since 2000
------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart       Treasurer     Until he     President of Integrated Fund Services,         32           None
Integrated Fund                        sooner       Inc. and IFS Fund Distributors, Inc.
Services, Inc.                         dies,        From 1998 until 2000, he was a
221 East Fourth                        resigns,     Director, Transfer Agency and Mutual
Street                                 is           Fund Distribution for Nationwide
Cincinnati, OH                         removed      Advisory Services, Inc. From 1990 until
Age: 40                                or           1998, he was Vice President, Client
                                       becomes      Services for BISYS Fund Services.
                                       disqualified

                                       Treasurer
                                       since
                                       2000
------------------------------------------------------------------------------------------------------------------------------
Tina D. Hosking          Secretary     Until she    Vice President - Managing Attorney of          32           None
Integrated Fund                        sooner       Integrated Fund Services, Inc. and IFS
Services, Inc.                         dies,        Fund Distributors, Inc.
221 East Fourth                        resigns,
Street                                 is
Cincinnati, OH                         removed
Age: 34                                or
                                       becomes
                                       disqualified

                                       Secretary
                                       since 1999
------------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.
2 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable
     Series Trust.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUNDS

The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Family of Funds as of December 31, 2001:

                                DOLLAR RANGE OF              AGGREGATE DOLLAR
                              EQUITY SECURITIES IN           RANGE OF SHARES IN
                                     TRUST                    THE TOUCHSTONE
                                                                  FAMILY1

John F. Barrett                $50,001 - $100,000           $50,001 - $100,000
J. Leland Brewster II          $10,001 - $50,000             $10,001 - $50,000
William O. Coleman                $1 - $10,000                 $1 - $10,000
Phillip R. Cox                        None                         None
H. Jerome Lerner                      None                     Over $100,000
Jill T. McGruder               $50,001 - $100,000              Over $100,000
Oscar P. Robertson               Over $100,000                 Over $100,000
Robert E. Stautberg            $10,001 - $50,000             $10,001 - $50,000

1 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable Series Trust.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Family of Funds during the fiscal year ended March 31, 2002.

                                         DEFERRED
                                         COMPENSATION    AGGREGATE COMPENSATION
                         COMPENSATION    ACCRUED         FROM THE TOUCHSTONE
NAME                     FROM TRUST      FROM TRUST1     FAMILY2
----                     -----           -----------     -------
John F. Barrett          $0              $0              $0
J. Leland Brewster II    $717            $4,471          $20,750
William O. Coleman       $1,265          $3,985          $21,000
Philip R. Cox            $5,250          $0              $21,000
H. Jerome Lerner         $4,375          $0              $17,500
Jill T. McGruder         $0              $0              $0
Oscar P. Robertson       $536            $4,339          $19,500
Robert E. Stautberg      $495            $4,693          $20,750

1 Effective January 1, 2001, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, (the "Independent Trustees") are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended March 31, 2002 is as follows: J. Leland Brewster II - $17,885, William O. Coleman - $15,938, Oscar P. Robertson - $17,354 and Robert E. Stautberg - $18,771.

2 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable Series Trust.

Each Independent Trustee receives a quarterly retainer of $2,500 and a fee of $1,500 for each Board meeting attended in person and $250 for attendance by telephone. Each Committee member receives a fee of $750 for each committee meeting attended in person and $250 for attendance by telephone. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions:

AUDIT COMMITTEE. Messrs. Brewster, Lerner and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended March 31, 2002, the Audit Committee held four meetings.

VALUATION  COMMITTEE.  Messrs.  Coleman,  Cox and  Robertson  are members of the
Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. During the fiscal year ended March 31, 2002, the Valuation Committee held five meetings.

NOMINATING COMMITTEE. Messrs. Brewster, Coleman, Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees. During the fiscal year ended March 31, 2002, the Nominating Committee did not hold any meetings. The Nominating Committee does not consider nominees recommended by shareholders.

THE INVESTMENT ADVISOR AND SUB-ADVISORS
---------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Fund's investment manager. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly owned subsidiary of The Western and Southern Life Insurance Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because of his position as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises the Fund Sub-Advisors, reviews and evaluates the performance of the Fund Sub-Advisors and determines whether or not a Fund Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of its average daily net assets.

The Fund shall pay the expenses of its  operation,  including but not limited to
(i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar appointed by the Trust with respect to the Fund; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor is paid by the Advisor.

By its terms, the Fund's investment advisory agreement will remain in force until May 1, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.

In determining to approve the Fund's advisory agreement with the Advisor, the Board of Trustees was provided information comparing the Fund's advisory fees and total expense ratio with the ratios of other small growth funds. The Board found the advisory fees proposed for the Fund were reasonable and appropriate under all facts and circumstances. The Board also noted that it had previously been provided financial information on the Advisor and took into consideration the financial condition and profitability of the Advisor. The Board considered the direct and indirect benefits expected to be derived by the Advisor from its relationship with the Fund. The Board also considered the level and depth of knowledge of the Advisor and the Advisor's effectiveness in monitoring the performance of its sub-advisors and its timeliness in responding to performance issues.

The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISORS. The Advisor has retained Bjurman, Barry & Associates and Longwood Investment Advisors, Inc. (the "Sub-Advisors") to serve as the discretionary portfolio managers of the Fund. The Advisor has allocated a portion of the Fund's assets to each Sub-Advisor. The Sub-Advisors select the portfolio securities for investment by the Fund, purchase and sell securities of the Fund and place orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisors receive a fee from the Advisor that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

BJURMAN, BARRY & ASSOCIATES                  0.90%

LONGWOOD INVESTMENT ADVISORS, INC.           0.85%

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of a Sub-Advisor who is rendering services to the Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force until May 1, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of a Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by a Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

In determining to approve the sub-advisory agreement with Bjurman, Barry & Associates and the sub-advisory agreement with Longwood Investment Advisors, Inc., the Board of Trustees considered detailed information presented by the Advisor regarding its sub-advisor selection process, including the criteria used by the Advisor to select a sub-advisor. The Board was provided information on each Sub-Advisor's performance, as compared to the performance of the Russell
2000 Index and the Russell 2000 Growth Index. The Board was also provided information about each Sub-Advisor's level of knowledge, investment style, level of compliance and operations. The Board also considered the amount of sub-advisory fees to be paid to each Sub-Advisor. After considering the information provided about the Sub-Advisors and relying on the expertise of the Advisor in selecting sub-advisors, the Board of Trustees determined that the appointment of the Sub-Advisors was in the best interests of the Fund and its shareholders.

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of the Fund will be notified of any changes in its Fund Sub-Advisor.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. ("Touchstone") is the principal distributor of the Trust and, as such, the exclusive agent for distribution of shares of the Fund. Touchstone is an affiliate of the Advisor by reason of common ownership. Touchstone is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. Ms. McGruder may be deemed to be an affiliate of Touchstone because of her position as President and Director of Touchstone. Mr. Barrett may be deemed to be an affiliate of Touchstone because of his position as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

Touchstone currently allows concessions to dealers who sell shares of the Fund. Touchstone receives that portion of the sales charge that is not reallowed to the dealers who sell shares of the Fund. Touchstone retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. Touchstone retains the contingent deferred sales charge ("CDSC") on redemptions of shares of the Fund that are subject to a CDSC.

The Fund may compensate dealers, including Touchstone and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

CLASS A SHARES. The Fund has adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of ..25% of the average daily net assets of Class A shares of the Fund. Unreimbursed expenses will not be carried over from year to year.

CLASS B SHARES. The Fund has also adopted a plan of distribution (the "Class B Plan") with respect to its Class B shares. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

CLASS C SHARES. The Fund has also adopted a plan of distribution (the "Class C Plan") with respect to its Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by its clients, in addition to the .25% account maintenance fee described above.

GENERAL INFORMATION. Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund or the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund (or class) will not be required to make any payments for expenses incurred by Touchstone after the termination date. The Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution would be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for the Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the
Sub-Advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Fund may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. A Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances there may be securities that are suitable for the Fund as well as for one or more of a Fund Sub-Advisor's other clients. Investment decisions for the Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

CODE OF ETHICS. The Trust, the Advisor, the Sub-Advisors and Touchstone have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts. The Code of Ethics adopted by each of the Trust, the Advisor, the Sub-Advisors and Touchstone is on public file with, and is available from the SEC.

PORTFOLIO TURNOVER
------------------

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when a Sub-Advisor believes that portfolio changes are appropriate. The Fund may engage in active trading to achieve its investment goals. As a result, the Fund may have substantial portfolio turnover.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price (net asset value, "NAV") and the public offering price (NAV plus applicable sales charge) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its NAV might be materially affected. Securities held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the NAV of the Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectus.

CHOOSING A SHARE CLASS
----------------------

The Fund offers three classes of shares: Class A, Class B and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because the Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Touchstone works with many experienced and very qualified financial advisors throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes that these value-added services can greatly benefit you through market cycles and will work diligently with your chosen financial advisor.

Finally, you should consider the effect of the CDSC and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower CDSC upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Below is a chart comparing the sales charges and 12b-1 fees applicable to each class of shares:

CLASS  SALES CHARGE                              12B-1 FEE   CONVERSION FEATURE
--------------------------------------------------------------------------------

A      Maximum of 5.75% initial sales charge       0.25%   None
       reduced for purchases of $50,000 and
       over; shares sold without an initial sales charge may be subject to a 1.00% CDSC during 1st year if a commission was paid to a dealer

B      Maximum 5.00% CDSC during the 1st year      1.00%   Class B Shares
       which decreases imcrementally and is                automatically convert
       0 after 6 years                                     to Class A shares
                                                           after approximately
                                                           8 years

C      1.00% CDSC during 1st year                 1.00%    None
-------------------------------------------------------------------------------
If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower.

CLASS A SHARES

Class A shares are sold at NAV plus an initial sales charge. In some cases, reduced initial sales charges for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales charge at the time of purchase but may be subject to a CDSC of 1.00% on redemptions made within 1 year after purchase if a commission was paid by Touchstone to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

The following table illustrates the current initial sales charge breakpoints for the purchase of Class A shares:

                                      Sales             Sales             Dealer
                                      Charge as         Charge as %       Reallowance
                                      % of Offering     of Net Amount     as % of Net
                                      Price             Invested          Amount Invested
                                      -------------     ---------------   ----------------
Less than $50,000                     5.75%             6.10%             5.00%
$50,000 but less than $100,000        4.50              4.71              3.75
$100,000 but less than $250,000       3.50              3.63              2.75
$250,000 but less than $500,000       2.95              3.04              2.25
$500,000 but less than $1,000,000     2.25              2.30              1.75
$1,000,000 or more                    None              None

Under certain circumstances, Touchstone may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, Touchstone may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Touchstone Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from Touchstone. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other funds in the Touchstone Family of Funds. Dealers should contact Touchstone for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Purchases of Class A Shares" below.

REDUCED SALES CHARGE. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a sales charge with the amount of any current purchases of Class A shares in order to take advantage of the reduced sales charges set forth in the tables above. Purchases of Class A shares of any Touchstone load fund under a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. You should contact the transfer agent for information about the Right of Accumulation and Letter of Intent.

CDSC FOR CERTAIN PURCHASES OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by Touchstone and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to Touchstone and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the CDSC.

CLASS B SHARES

Class B shares of the Fund are sold at NAV without an initial sales charge. Class B shares are subject to a CDSC if you redeem Class B shares within 6 years of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A CDSC will not be imposed upon redemptions of Class B shares held for at least six years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

YEAR SINCE                         CDSC AS A
PURCHASE                           % OF AMOUNT
PAYMENT MADE                       SUBJECT TO CHARGE
----------------------------------------------------
First                                5.00%
Second                               4.00%
Third                                3.00%
Fourth                               2.00%
Fifth                                1.00%
Sixth                                1.00%
Seventh and thereafter*              None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. Touchstone intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES

Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. Touchstone intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum
     distributions   (as  described  under  IRC  Section   401(a)(9)),
     in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

All sales charges imposed on redemptions are paid to Touchstone. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 5.00%, the CDSC would be $200 for redemptions of Class B shares. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the CDSC for Class B shares. Assume that you open an account and purchase 1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1,450 shares (proceeds of

$20,300), 150 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 1,300 shares, the charge is applied only to the (a) original cost of $10 per share for the first 1,000 shares and not to the increase in NAV of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in NAV of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will pay the charge. The redemption of the first 1,000 shares is in the third year of the CDSC schedule and will be charged at the rate of 3.00%, or $300. The redemption of the next 300 shares is in the second year of the CDSC schedule and will be charged at the rate of 4.00%, or $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the CDSC schedule.

OTHER PURCHASE INFORMATION
--------------------------

Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a Dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of Class A shares of two or more funds (other than a money market fund). For example, if you concurrently invest $25,000 in Class A shares of one fund and $25,000 in Class A shares of another fund, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. A purchaser of Class A shares of the Fund has the right to combine the cost or current NAV (whichever is higher) of his existing Class A shares of the load funds distributed by Touchstone with the amount of his current purchases in order to take advantage of the reduced sales charges set forth in the table in the Prospectus. The purchaser or his dealer must notify the transfer agent that an investment qualifies for a reduced sales charge.
The reduced charge will be granted upon confirmation of the purchaser's holdings by the transfer agent.

A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

LETTER OF INTENT. The reduced sales charges set forth in the table in the Prospectus may also be available to any Purchaser of Class A shares of the Fund who submits a letter of intent (a "Letter of Intent") to the transfer agent. The Letter of Intent must state an intention to invest within a thirteen month period in Class A shares of any load fund distributed by Touchstone a specified amount which, if made at one time, would qualify for a reduced sales charge. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter of Intent, the Purchaser becomes eligible for the reduced sales charges applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales charge will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the transfer agent that an investment is being made pursuant to an executed Letter of Intent.

WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Fund purchased:
1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with Touchstone.
2. By any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of any investment advisor or financial planner who has made appropriate arrangements with the Trust or Touchstone.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with Touchstone.
5. As part of certain promotional programs established by the Fund and/or Touchstone.

6. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between Touchstone and such group.
7. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
8.   Through processing organizations described in the Prospectus.
9. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Fund.
10. As part of an employee benefit plan which is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.
11. Using the proceeds of a redemption from an unaffiliated mutual fund (see below).

Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by Touchstone. Your financial advisor should call Touchstone for more information.

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Fund may not apply to:

1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

EXCHANGES. Exchanges may be subject to certain limitations and are subject to the Touchstone Funds' policies concerning excessive trading practices, which are policies designed to protect the Fund and its shareholders from the harmful effect of frequent exchanges.

The Fund may restrict or refuse purchases or exchanges by market timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a market timer if you have (i) requested an exchange or redemption out of any of the Touchstone Funds within two weeks of an earlier purchase or exchange request out of the Fund, or (ii) made more than two exchanges within a rolling 90 day period.

Upon the Fund's restriction or refusal of a purchase or exchange as a result of excessive exchanging or market timing, written notification of the Fund's policies on these issues will be sent to the shareholder's agent and/or to the broker-dealer firm of record for any account deemed to be market timing by the Fund. If an account has no such agent or broker-dealer, written notification will be sent directly to the shareholder.

OTHER INFORMATION. The Trust does not impose a front-end sales charge or imposes a reduced sales charge in connection with purchases of shares of the Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales charge as described herein because such purchases require minimal sales effort by Touchstone. Purchases made at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

The Trust intends to qualify annually and to elect that the Fund be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, the Fund must, among other things:
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

Each Fund shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions that were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 30%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION. Shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

REDEMPTION IN KIND
------------------

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record who redeems during any ninety day period, the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such period.

PERFORMANCE INFORMATION
------------------------

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                         n
                                P (1 + T)  = ERV

Where:
P  =   a hypothetical initial payment of $1,000
T  =   average annual total return
n  =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Fund may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The Fund may advertise average annual total return after taxes on distributions. Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

           n
     P(1+T) =ATV
                D

Where:
     P    =    a hypothetical initial payment of $1,000.
     T    =    average annual total return (after taxes on distributions).
     n    =    number of years.
     ATV  =    ending  value  of a  hypothetical  $1,000  payment  made  at  the
        D      beginning of the 1-, 5-, or 10-year periods at the end of the 1-,
               5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment. If the Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Fund may advertise average annual total return after taxes on distributions and redemption. Average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

           n
     P(1+T) =ATV
                DR

Where:
     P    =    a hypothetical initial payment of $1,000.
     T    =    average  annual total return  (after taxes on  distributions  and redemption).
     n    =    number of years.
     ATV  =    ending  value  of a  hypothetical  $1,000  payment  made  at  the
        DR     beginning of the 1-, 5-, or 10-year periods at the end of the 1-,
               5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return after taxes on distributions and redemption assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment. If the Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

Performance quotations are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A, Class B and Class C shares of the Fund. The yield of Class A shares is expected to be higher than the yield of Class B and Class C shares due to the higher distribution fees imposed on Class B and Class C shares.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

The Russell 2000 Index is an unmanaged index of small cap performance.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

CUSTODIAN
---------

The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati Ohio, is the Custodian for the Fund. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, the Custodian receives from the Fund a base fee equal to a percentage of the Fund's net assets plus a charge for each security transaction, subject to a minimum annual fee.

AUDITORS
--------

The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for fiscal year ending March 31, 2003. The independent auditors will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT
---------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), 221 East Fourth Street, Cincinnati, Ohio 45202, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated is an affiliate of the Advisor by reason of common ownership. Integrated receives a fee for its services as transfer agent payable monthly at an annual rate of $17 per account from the Fund; provided, however, that the minimum fee is $1,000 per month for each class of shares of the Fund. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

ACCOUNTING AND PRICING AGENT. Integrated provides accounting and pricing services to the Fund. These services include calculating daily NAV per share and maintaining all necessary books and records for the Fund. Integrated receives an accounting and pricing fee from the Fund in accordance with the following schedule:

           Asset Size of Fund                          Monthly Fee*
     -----------------------------                     ------------
     $          0 - $ 50,000,000                          $2,000
       50,000,000 -  100,000,000                           2,500
      100,000,000 -  200,000,000                           3,000
      200,000,000 -  300,000,000                           3,500
             Over    300,000,000**                         4,500

* Subject to an additional monthly fee of $1,000 for each additional class of shares.
** Subject to an additional fee of .001% per annum of average daily net assets in excess of $300 million.

In addition, the Fund pays all costs of external pricing services.

ADMINISTRATIVE AGENT. Integrated provides administrative services to the Fund. These administrative services include supplying non-investment related statistical and research data, internal regulatory compliance services, executive and administrative services, supervising the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, Integrated receives a monthly fee from the Fund at the annual rate of 0.055% of its average daily net assets.

                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

                         S&P'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within it's A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                        MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.


                        FITCH'S COMMERICAL PAPER RATINGS

F-1       "Indicates the strongest capacity for timely payments of financial commitments."

F-2       "Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings."


                         MOODY'S CORPORATE NOTE RATINGS

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

                          S&P'S CORPORATE NOTE RATINGS

SP-1 "Debt rated SP-1 has very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation."

SP-2 "Debt rated SP-2 has satisfactory capacity to pay principal and interest."